Exhibit 10.59

November 5, 2015

Art’s-Way Manufacturing Co., Inc.

5556 Highway 9 West

Armstrong, Iowa 50514

Re:      Consent to Merger of Wholly-Owned Subsidiary

Dear Ms. Majeski:

Art’s-Way Manufacturing Co., Inc., a Delaware corporation (the “Borrower”) and U.S. Bank National Association (the “Lender”) are parties to certain agreements including those that govern (i) that certain Revolving Credit Agreement, dated May 1, 2013 (as amended prior to the date hereof, the “2013 Revolving Loan Agreement”); (ii) that certain Term Loan, dated May 1, 2013, in the original principal amount of $1,143,600.00 (as amended prior to the date hereof, the “First 2013 Term Loan Agreement”); (iii) that certain Term Loan, dated May 1, 2013, in the original principal amount of $2,335,500.00 (as amended prior to the date hereof, the “Second 2013 Term Loan Agreement”); (iv) that certain Term Loan, dated May 1, 2013, in the original principal amount of $1,833,510.26 (as amended prior to the date hereof, the “Third 2013 Term Loan Agreement”); (v) that certain Term Loan, dated May 1, 2013, in the original principal amount of $1,006,500.00 (as amended prior to the date hereof, the “Fourth 2013 Term Loan Agreement”; and together with the First 2013 Term Loan Agreement, the Second 2013 Term Loan Agreement, the Third 2013 Term Loan Agreement, the “2013 Term Loan Agreements”); (vi) that certain Term Loan, dated May 29, 2014, in the original principal amount of $1,000,000.00 (as amended prior to the date hereof, the “2014 Term Loan Agreement”); (vii) that certain Revolving Loan, dated July 16, 2015 (as amended prior to the date hereof, the “2015 Revolving Loan Agreement”) and (viii) that certain Term Loan, dated May 10, 2012, in the original principal amount of $800,000 (as amended prior to the date hereof, the “2012 Term Loan Agreement”). The 2013 Revolving Loan Agreement, 2013 Term Loan Agreements, 2014 Term Loan Agreement, 2015 Revolving Loan Agreement and the 2012 Term Loan Agreement are sometimes collectively referred to herein as the “Loan Agreements”. The Borrower’s obligations under the Loan Agreements are guaranteed and secured by the assets of Universal Harvester by Art’s-Way, Inc., an Iowa corporation and a wholly-owned subsidiary of the Borrower (the “Subsidiary”), pursuant to certain agreements including (a) that certain Continuing Guaranty dated May 1, 2013 between the Subsidiary and the Lender (the “Continuing Guaranty”); (b) that certain Pledge Agreement dated May 1, 2013 between the Subsidiary and the Lender (the “Pledge Agreement”); (c) that certain Business Security Agreement dated May 1, 2013 between the Subsidiary and the Lender (the “Business Security Agreement”); and (d) that certain Reaffirmation of Guaranty dated May 29, 2014 between the Subsidiary and the Lender (the “Reaffirmation of Guaranty”). The Continuing Guaranty, Pledge Agreement, Business Security Agreement and Reaffirmation of Guaranty are sometimes collectively referred to herein as the “Guarantor Agreements”.

The Borrower has informed the Lender that the Borrower intends to effectuate a transaction whereby the Subsidiary will be merged with and into the Borrower with the Borrower as the surviving entity (the “Merger”).

Notwithstanding the provisions of Section 2.3 of each of the Loan Agreements, Section 8 of the Continuing Guaranty, Article 6 of the Pledge Agreement, Section 2.1 of the Business Security Agreement and any other provisions of the agreements between Lender, on the one hand, and the Borrower or the Subsidiary, on the other hand, which may suggest that the Merger is prohibited or would result in an event of default thereunder, the Lender hereby consents to the Merger and acknowledges and agrees that the Merger shall not constitute a default under any of the Loan Agreements, the Guarantor Agreements or the ancillary documents related to either of the foregoing, and shall not cause any acceleration of or penalty relating to the Borrower’s or the Subsidiary’s obligations.

Very truly yours,

U.S. BANK NATIONAL ASSOCIATION

/s/ Doug Ragaller

Doug Ragaller

Market President

ACKNOWLEDGED AND AGREED as of the date first written above:

ART’S-WAY MANUFACTURING CO., INC.

By:       /s/ Carrie Majeski

Name:  Carrie Majeski

Title:    CEO

UNIVERSAL HARVESTER BY ART’S-WAY, INC.

By:        /s/ Carrie Majeski

Name:   Carrie Majeski

Title:     Secretary